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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                           May 13, 2003 (May 9, 2003)

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                         GOODRICH PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                   001-7940              76-0466193
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   (State or other jurisdiction     (Commission File       (I.R.S. Employer
of incorporation or organization)        Number)           Identification No.)

  808 Travis Street, Suite 1320, Houston, Texas            77002
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 (Address of principal executive offices)               (Zip code)


       Registrant's telephone number, including area code: (713) 780-9494
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.        Description

99.1               Press release issued May 9, 2003

ITEMS 9 AND 12.    REGULATION FD DISCLOSURE; RESULTS OF OPERATIONS AND FINANCIAL
                   CONDITION

     Goodrich Petroleum Corporation (the "Company") issued a press release on May 9, 2003 reporting its first quarter results and providing an operational update on its current and recent drilling activities. The Company is furnishing the press release as Exhibit 99.1 to this Form 8-K.

     In accordance with General Instruction B.2 of the Form 8-K and Securities and Exchange Commission Release No. 33-8176, the Company is furnishing this information, including the press release, under Items 9 and 12 of Form 8-K. Therefore, the information is not deemed "filed" under Section 18 of the Securities and Exchange Act of 1934, as amended, nor is it deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         GOODRICH PETROLEUM CORPORATION
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                                   (Registrant)



                          /s/      D. Hughes Watler, Jr.
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                                   D. Hughes Watler, Jr.
                                   Senior Vice President,
                                   Chief Financial Officer & Treasurer


         Dated: May 13, 2003
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                                  EXHIBIT INDEX

Exhibit No.                Description

99.1                       Press release issued May 9, 2003

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